                                                                    Exhibit 99.2
                                 Attachment to Form 4

                                JOINT FILER INFORMATION

Name and Address:                          Third Point Offshore Master Fund L.P.
                                           c/o Third Point LLC
                                           390 Park Avenue
                                           New York, NY 10022

Date of Earliest Reported Transaction:     4/4/2012
Issuer and Ticker Symbol:                  Enphase Energy, Inc. [ENPH]
Relationship of the Issuer:                10% Owner; Director;
                                           Other (See Remarks)
Designated Filer:                          Daniel S. Loeb
Date Original Filed:                       4/5/2012

TABLE I INFORMATION

Title of Security:                         Common Stock, $0.00001 par value
Transaction Date:                          4/4/2012
Transaction Code:                          C
Amount of Securities:                      969,436
Securities Acquired (A) or                 A
Disposed of (D):
Price of Security:                         See Footnote (1) on Form 4
Amount of Securities Beneficially
Owned Following Reported
Transactions:                              969,436
Ownership Form:                            D
Nature of Indirect Beneficial Ownership:

Title of Security:                         Common Stock, $0.00001 par value
Transaction Date:                          4/4/2012
Transaction Code:                          C
Amount of Securities:                      705,056
Securities Acquired (A) or                 A
Disposed of (D):
Price of Security:                         See Footnote (2) on Form 4
Amount of Securities Beneficially
Owned Following Reported
Transactions:       1,674,492
Ownership Form:                            D
Nature of Indirect Beneficial Ownership:

Title of Security:                         Common Stock, $0.00001 par value
Transaction Date:                          4/4/2012
Transaction Code:                          C
Amount of Securities:                      1,185,150
Securities Acquired (A) or                 A
Disposed of (D):
Price of Security:                         See Footnote (3) on Form 4
Amount of Securities Beneficially
Owned Following Reported
Transactions:       2,859,642
Ownership Form:                            D
Nature of Indirect Beneficial Ownership:

Title of Security:                         Common Stock, $0.00001 par value
Transaction Date:                          4/4/2012
Transaction Code:                          C
Amount of Securities:                      510,740
Securities Acquired (A) or                 A
Disposed of (D):
Price of Security:                         See Footnote (3) on Form 4
Amount of Securities Beneficially
Owned Following Reported
Transactions:       3,370,383
Ownership Form:                            D
Nature of Indirect Beneficial Ownership:

Title of Security:                         Common Stock, $0.00001 par value
Transaction Date:                          4/4/2012
Transaction Code:                          C
Amount of Securities:                      389,266
Securities Acquired (A) or                 A
Disposed of (D):
Price of Security:                         See Footnote (4) on Form 4
Amount of Securities Beneficially
Owned Following Reported
Transactions:       3,759,648
Ownership Form:                            D
Nature of Indirect Beneficial Ownership:

Title of Security:                         Common Stock, $0.00001 par value
Transaction Date:                          4/4/2012
Transaction Code:                          P
Amount of Securities:                      432,473
Securities Acquired (A) or                 A
Disposed of (D):
Price of Security:                         $6.00
Amount of Securities Beneficially
Owned Following Reported
Transactions:       4,192,121
Ownership Form:                            D
Nature of Indirect Beneficial Ownership:

TABLE II INFORMATION

Title of Derivative Security:              Series B
                                           Convertible Preferred Stock
Conversion or Exercise Price:              See Footnote (1) to the Form 4
Transaction Date:                          4/4/2012
Transaction Code:                          C
Securities Acquired (A) or                 D
Disposed of (D):
Amount of Derivative Securities:           510,767
Date Exercisable:                          See Footnote (1) to the Form 4
Expiration Date:                           See Footnote (1) to the Form 4
Title of Underlying Securities:            Common Stock
Amount of Underlying Securities:           969,436
Price of Derivative Security:              $0
Amount of Derivative Securities            0
Beneficially Owned Following Reported
Transactions:
Ownership Form:                            D
Nature of Indirect Beneficial Ownership

Title of Derivative Security:              Series C
                                           Convertible Preferred Stock
Conversion or Exercise Price:              See Footnote (2) to the Form 4
Transaction Date:                          4/4/2012
Transaction Code:                          C
Securities Acquired (A) or                 D
Disposed of (D):
Amount of Derivative Securities:           280,452
Date Exercisable:                          See Footnote (2) to the Form 4
Expiration Date:                           See Footnote (2) to the Form 4
Title of Underlying Securities:            Common Stock
Amount of Underlying Securities:           705,056
Price of Derivative Security:              $0
Amount of Derivative Securities            0
Beneficially Owned Following Reported
Transactions:
Ownership Form:                            D
Nature of Indirect Beneficial Ownership

Title of Derivative Security:              Series D
                                           Convertible Preferred Stock
Conversion or Exercise Price:              See Footnote (3) to the Form 4
Transaction Date:                          4/4/2012
Transaction Code:                          C
Securities Acquired (A) or                 D
Disposed of (D):
Amount of Derivative Securities:           1,185,150
Date Exercisable:                          See Footnote (3) to the Form 4
Expiration Date:                           See Footnote (3) to the Form 4
Title of Underlying Securities:            Common Stock
Amount of Underlying Securities:           1,185,150
Price of Derivative Security:              $0
Amount of Derivative Securities            0
Beneficially Owned Following Reported
Transactions:
Ownership Form:                            D
Nature of Indirect Beneficial Ownership

Title of Derivative Security:              Series E
                                           Convertible Preferred Stock
Conversion or Exercise Price:              See Footnote (3) to the Form 4
Transaction Date:                          4/4/2012
Transaction Code:                          C
Securities Acquired (A) or                 D
Disposed of (D):
Amount of Derivative Securities:           510,740
Date Exercisable:                          See Footnote (3) to the Form 4
Expiration Date:                           See Footnote (3) to the Form 4
Title of Underlying Securities:            Common Stock
Amount of Underlying Securities:           510,740
Price of Derivative Security:              $0
Amount of Derivative Securities            0
Beneficially Owned Following Reported
Transactions:
Ownership Form:                            D
Nature of Indirect Beneficial Ownership

Title of Derivative Security:              9% Junior Convertible Secured Notes
                                           due 2014
Conversion or Exercise Price:              See Footnote (4) to the Form 4
Transaction Date:                          4/4/2012
Transaction Code:                          C
Securities Acquired (A) or                 D
Disposed of (D):
Amount of Derivative Securities:           $2,335,604.72
Date Exercisable:                          See Footnote (4) to the Form 4
Expiration Date:                           6/14/2014
Title of Underlying Securities:            Common Stock
Amount of Underlying Securities:           389,266
Price of Derivative Security:              $0
Amount of Derivative Securities            0
Beneficially Owned Following Reported
Transactions:
Ownership Form:                            D
Nature of Indirect Beneficial Ownership